As filed with the Securities and Exchange Commission on April 21, 2025

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 737

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 738

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Stacy L. Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Zachary R. Tackett
Apex Fund Services
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on May 1, 2025, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on , pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on , pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Lisanti Small Cap Growth Fund

PROSPECTUS

MAY 1, 2025

LISANTI
SMALL CAP GROWTH FUND
(ASCGX)

The Fund seeks maximum capital appreciation.

LISANTI CAPITAL GROWTH

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance Information	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	6
Details Regarding Principal Investment Strategies And Risks	7
Additional Information Regarding Principal Investment Strategies	7
Additional Information Regarding Principal Investment Risks	8
Management	12
Investment Adviser	12
Portfolio Manager	12
Other Service Providers	13
Fund Expenses	13
Your Account	14
How to Contact the Fund	14
General Information	14
Buying Shares	17
Selling Shares	21
Retirement Accounts	24
Other Information	25
Financial Highlights	28

Summary Section

Investment Objective

The Lisanti Small Cap Growth Fund (the “Fund”) seeks maximum capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.53%
Total Annual Fund Operating Expenses (1)	2.48%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the financial highlights due to the expiration of the expense cap arrangements for the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$251	$773	$1,321	$2,816

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of smaller, lesser-known companies whose stocks are traded in the U.S. markets. Smaller companies are generally defined by the Adviser as those with market capitalizations in the range of $15.1 million to $18.1 billion, which was the three-year average minimum and maximum market capitalizations of companies in the Russell 2000® Growth Index as of May 31, 2024. The Fund normally invests in companies that the Adviser believes are in an early stage or transitional point in their development and have above average prospects for growth. Investments may include initial public offerings (“IPOs”) of such companies.

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The Fund’s investment process focuses on 1) security selection through a quantitative screening process of the universe of smaller companies to identify those companies with fundamental strengths and/or positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company; and 2) portfolio construction reflecting major social, economic and technological trends that provide a framework for identifying the industries and companies in which the Fund will invest. Securities in the portfolio may be sold when they exhibit deteriorating fundamentals, changing circumstances affect the original reasons for the investment, their valuation target is achieved or, in the Adviser’s opinion, more attractive alternatives exist.

Under certain market conditions, IPOs and companies newly public could comprise a significant portion of the Fund’s investments. Additionally, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets.

Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Equity Risk. Equity securities, which include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Market Events Risk. Disruptive events with geopolitical consequences, including pandemics, may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, which may negatively impact the Fund’s NAV.

Small Capitalization Company Risk. Small capitalization companies may have more limited product lines, markets, and management teams, which could make their financial status less secure and predictable. Securities issued by small capitalization companies may be less liquid and their prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Growth Company Risk. The Fund’s investments in growth securities may be more sensitive to company

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earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it.

Initial Public Offering Risk. The Fund may purchase securities in an IPO. Securities purchased in an IPO may be illiquid, and therefore more difficult to sell promptly at the most favorable price, and may be subject to substantial price volatility due to factors such as unseasoned trading, lack of investor knowledge of the company, and limited operating history.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Information Technology Sector Risk. The information technology sector includes, for example, internet, semiconductor, software, hardware and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Industrials Sector Risk. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

Consumer Discretionary Sector Risk. The Fund’s performance could be negatively impacted by events affecting this sector. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Portfolio Turnover Risk. This Fund incurs high portfolio turnover. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders. The Adviser can engage in frequent trading on occasion, if it believes it is in the Fund’s best interests and in the implementation of its strategy.

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This frequent trading can affect performance through increased brokerage and other transaction costs, such as increased custody costs.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.lisantismallcap.com or by calling (800) 441-7031 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

During the period shown, the highest return for a quarter was 38.93% for the quarter ended June 30, 2020, and the lowest return was -25.39% for the quarter ended June 30, 2022.

Average Annual Total Returns

(For the periods ended December 31, 2024)

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	1 Year	5 Year	10 Year
Return Before Taxes	27.71%	7.14%	9.07%
Return After Taxes on Distributions	27.71%	4.50%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares	16.40%	4.81%	6.25%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.82%

Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by FTSE Russell.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. Lisanti Capital Growth, LLC is the Fund’s investment adviser.

Portfolio Manager. Mary Lisanti, President of Lisanti, is primarily responsible for the day-to-day management of the Fund. Ms. Lisanti has served as portfolio manager of the Fund since its inception in February 2004.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (800) 441- 7031 (toll free) or writing to the Fund at Lisanti Small Cap Growth Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100	$100
Retirement Accounts	$100	$100

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Details Regarding Principal

Investment Strategies And Risks

Concepts to Understand

Equity Security means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Preferred Stock means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Security means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable nonconvertible securities.

Market Capitalization means the total value of all of a company’s stock in the stock market based on the stock’s market price.

The Fund seeks maximum capital appreciation.

Additional Information Regarding Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of smaller, lesser-known companies whose stocks are traded in the U.S. markets (“80% Policy”). The Fund normally invests in companies that the portfolio manager believes are in an early stage or transitional point in their development and have above average prospects for growth. Investments may include initial public offerings (“IPOs”) of such companies. Smaller companies are generally defined by the Adviser as those with market capitalizations in the range of $15.1 million to $18.1 billion, which was the three-year average minimum and maximum market capitalizations of companies in the Russell 2000® Growth Index as of May 31, 2024.

The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Adviser’s Process The Fund’s investment process focuses on two key areas—security selection and portfolio construction. The Fund’s Adviser uses a disciplined investment process that includes the following components:

Security Selection:

Database Screening The Adviser applies a quantitative screening process to the universe of small capitalization companies to identify those companies with fundamental strengths such as:

●	strong or improving balance sheets;

●	good or improving cash flow;

●	high or improving returns on equity;

●	strong or improving fundamentals; and

●	new products and/or unique business strategies.

The Adviser also looks for companies with positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company. A valuation screen is also used to determine if the price/earnings ratio in relation to the company’s underlying growth rate is reasonable.

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Fundamental Research Fundamental research focuses on identifying several types of companies that the Adviser believes offer promising growth potential including:

●	small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace; and

●	companies experiencing a major change which is expected to produce advantageous results, such as new management, products or technologies, restructuring or reorganization, or merger and acquisition.

The Adviser utilizes meetings with company management and analysts, research at industry trade shows and conferences, IPO roadshows, and discussions with customers and competitors, to help identify companies whose stock price may not reflect the rate of growth the company can maintain and/or those whose stock price does not yet reflect the positive changes that have occurred because they have not yet appeared in the financial results. Once purchased, portfolio holdings are monitored closely, and new information is evaluated relative to the original reason for investing.

Portfolio Construction:

Themes The Adviser intends for the Fund’s investments to reflect what it believes to be the major social, economic and technological trends (collectively, “Themes”) that will shape the future of business and commerce over the next three to five years. These Themes will provide a framework for identifying the industries and companies in which the Fund will invest. While sector weightings are monitored, the portfolio is generally constructed around 12-15 themes, such as The New Consumer, The Ubiquitous Semiconductor and Managing the Information Age.

Sell Discipline In general, stocks are sold when:

●	valuation targets are achieved;

●	changing circumstances affect the original reasons for the investment;

●	the company exhibits deteriorating fundamentals; and/or

●	the Adviser believes more attractive alternatives exist.

Initial Public Offerings Because the Fund invests in small companies that the Adviser believes offer promising growth potential, including small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace, IPOs could be candidates for inclusion in the Fund. Under certain market conditions, IPOs and newly public companies could comprise a significant portion of the Fund’s investments. Additionally, under certain market conditions, from time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment

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in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. Equity securities, including common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Geopolitical and similar events, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected as the Fund may not be able to sell portfolio holdings at favorable prices. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

Small Capitalization Company Risk. Investments in small capitalization companies may entail greater risks and their securities’ prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small capitalization companies may be traded in lower volume and be less liquid. At certain times, the general market may not favor the smaller, growth-oriented companies in which the Fund invests and as a result the Fund could underperform the general market. Smaller companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Growth Company Risk. The Fund may invest in growth securities that are susceptible to rapid price swings, especially during periods of economic uncertainty. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

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Initial Public Offering Risk. Special risks associated with securities purchased in IPOs may include illiquidity and substantial price volatility due to unseasoned trading, lack of investor knowledge of the company, and limited operating history. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Information Technology Sector Risk. The information technology sector includes, for example, internet, semiconductor, software, hardware and technology equipment companies. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Industrials Sector Risk. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrials sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Consumer Discretionary Sector Risk. The Fund’s performance could be negatively impacted by events affecting this sector. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer

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discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Portfolio Turnover Risk. Higher portfolio turnover rates result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses, which may adversely affect the Fund’s performance and would generally be distributed to the Fund’s shareholders as ordinary income. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

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Management

The Lisanti Small Cap Growth Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (the “SAI”), which is available on the Fund’s website at www.lisantismallcap.com.

Investment Adviser

The Fund’s investment adviser is Lisanti Capital Growth, LLC (the “Adviser”), 777 Third Avenue, 14th Floor, New York, New York 10017. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of March 31, 2025, the Adviser had approximately $351.3 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.95% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended December 31, 2024 was 0.22%. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. The Adviser has voluntarily agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.99%.

This expense limitation will continue on a voluntary basis at the Adviser’s discretion, based on consultation with the Board of Trustees.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement is included in the Fund’s reports on Form N-CSR.

Portfolio Manager

Mary Lisanti. Ms. Lisanti is responsible for the day-to-day management of the Fund and performs all of the functions related to the management of the portfolio. She has over 40 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities.

Ms. Lisanti has served as the Fund’s portfolio manager since its commencement.

From 1998 to 2003, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm’s equity mutual funds as well as serving as portfolio manager for the ING SmallCap Opportunities series and separately managed institutional accounts and as lead portfolio manager for the ING MidCap Opportunities and Growth Opportunities Funds and LargeCap Growth Fund.

From 1996 to 1998, she was a portfolio manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid-Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as

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well as separately managed accounts. Earlier in her career, she was Vice President of Investments with the Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a B.A. with honors from Princeton University.

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), acts as the agent of the Trust in connection with the continuous offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Apex or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect the Adviser’s waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current Adviser fee waiver and/ or expense reimbursements are reflected in the section titled “Fees and Expenses”.

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Your Account

How to Contact the Fund

E-mail the Fund at:

lisantismallcap.ta@apexgroup.com

Telephone the Fund at:

(800) 441-7031 (toll free)

Write the Fund:

Lisanti Small Cap Growth Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Lisanti Small Cap Growth Fund
c/o Apex Fund Services

190 Middle Street, Suite 101
Portland, Maine 04101

Website Address:

www.lisantismallcap.com

Wire investments (or ACH payments):

Please contact the transfer agent at (800) 441-7031 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state’s unclaimed property administration. Certain

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states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

NAV Determination. The NAV of the Fund is determined by taking the value of the assets of the Fund, subtracting the value of the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www. nyse.com and subject to change without notice.

The Fund values securities at current market value, where market quotations are readily available, using the last reported sales price. In the absence of a readily available market price, or if the Adviser, in its capacity as the Fund’s Valuation Designee, reasonably believes that a market price is unreliable, the Adviser, as the Fund’s Valuation Designee, will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board.

The Board has designated the Adviser as the Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the Valuation Designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund’s shares may be available on certain brokerage platforms. An investor transacting in the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting

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orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/ or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of

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governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI, which is available on the Fund’s website at www.lisantismallcap.com.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Lisanti Small Cap Growth Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Lisanti Small Cap Growth Fund.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100	$100
Retirement Accounts	$100	$100

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons named as account owners exactly as their names appear on the account.

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Type of Account	Requirement
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

●    The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or  other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	● The trust must be established before an account may be opened. ● The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commitment to provide a valid TIN within 60 days) in order to open an account with the Fund.

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Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary ● Contact your financial intermediary using the method that is most convenient for you.

By Check

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check ● Fill out an investment slip from a confirmation or write the Fund a letter. ● Write your account number on your check. ● Mail the Fund the investment slip or your letter and the check.

By Wire

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●    Mail the Fund your original application (and other required documents, if applicable).

●    Instruct your U.S. financial institution to wire money to the Fund.

By Wire ● Instruct your U.S. financial institution to wire money to the Fund.

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How to Open an Account	How to Add to Your Account

By ACH Payment

●    Call, write or e-mail the Fund or visit the Fund’s website for an account application.

●    Complete the application (and other required documents, if applicable).

●    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

●    Mail the Fund your original application (and other required documents, if applicable).

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

●    ACH purchases are limited to $25,000 per day.

By ACH Payment

●    Call the Fund to request a purchase by ACH payment.

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

●    ACH purchases are limited to $25,000 per day.

By Internet

●    Access the Fund website.

●    Complete the application online.

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

By Internet

●    Log on to your account from the Fund website.

●    Select the “Purchase” option under the “Account Listing” menu.

●    Follow the instructions provided.

●    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time

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intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (800) 441-7031 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other short-term trading strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market short-term trading and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund has broad authority to take discretionary action against market timers and against particular trades. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in securities of small-capitalization or mid-capitalization companies may make the Fund more susceptible to short-term trading, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the

21

tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary ● If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

●    Prepare a written request including:

●    your name(s) and signature(s);

●    your account number;

●    the Fund name ;

●    the dollar amount or number of shares you want to sell;

●    how and where to send the redemption proceeds;

●    a Medallion Signature Guarantee (if required); and

●    other documentation (if required).

●    Mail the Fund your request and documentation.

By Telephone

●    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

●    Provide the following information:

●    your account number;

●    the exact name(s) in which the account is registered; and

●    additional form of identification.

How to Sell Shares from Your Account
● Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

●    Complete the systematic withdrawal section of the application.

●    Attach a voided check to your application.

●    Mail the completed application to the Fund.

●    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet

●    Log on to your account from the Fund website.

●    Select the “Redemption” option under the “Account Listing” menu.

●    Follow the instructions provided.

●    Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a

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specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (800) 441-7031 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;

●	changes to a shareholder’s record name or account registration;

●	paying redemption proceeds from an account for which the address has changed within the last 30 days;

●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

●	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$100
Retirement Accounts	$100

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs and taxable gains). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

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Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Shareholder Service Fees. The Trust has adopted a shareholder servicing plan under which the Fund may pay an annualized fee up to 0.25% of the average daily net assets to brokers, dealers and other financial intermediaries for providing administration, recordkeeping, and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, or accounts traded through registered securities clearing agents. The current rate of the Fund’s accrual of shareholder servicing fees is 0.20% of the average daily net assets. Because the Fund pays shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “qualified retirement account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them quarterly. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each a “distribution”) paid by the Fund reinvested in additional shares Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount

25

of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”) must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

26

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

27

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information for the fiscal year ended December 31, 2024 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated December 31, 2024, which is available upon request. Fiscal years prior to 2023 were audited by the Fund’s prior independent registered public accounting firm.

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended December 31,
	2024	2023	2022	2021	2020
NET ASSET VALUE, Beginning of Year	$16.53	$15.84	$25.95	$30.96	$21.76
INVESTMENT OPERATIONS
Net investment loss (a)	(0.20)	(0.17)	(0.17)	(0.38)	(0.28)
Net realized and unrealized gain (loss)	4.78	0.86	(9.51)	3.32	11.66
Total from Investment Operations	4.58	0.69	(9.68)	2.94	11.38
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	–	–	(0.43)	(7.95)	(2.18)
Total Distributions to Shareholders	–	–	(0.43)	(7.95)	(2.18)
REDEMPTION FEES(a)	–	–	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Year	$21.11	$16.53	$15.84	$25.95	$30.96
TOTAL RETURN	27.71%	4.36%	(37.37)%	10.69%	52.85%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$27,641	$30,832	$60,474	$105,111	$82,925
Ratios to Average Net Assets:
Net investment loss	(1.03)%	(1.05)%	(0.91)%	(1.14)%	(1.17)%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (c)	2.48%	1.88%	1.67%	1.61%	1.78%
PORTFOLIO TURNOVER RATE	223%	475%	347%	264%	314%

(a)	Calculated based on average shares outstanding during each year.

(b)	Less than $0.01 per share.

(c)	Reflects the expense ratio excluding any waivers and/or reimbursements. Expense waivers and/or reimbursements would decrease the total return had such reductions not occurred.

Lisanti Small Cap Growth Fund

For More Information
The following documents are available free upon request:

Annual and Semi-Annual Reports
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

Statement of Additional Information ("SAI")
The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, Maine 04112
(800) 441-7031 (toll free)
The Fund's Prospectus, SAI, annual and semi-annual reports, other information such as Fund financial statements, and proxy voting information are available, without charge, on the Fund's website at: www.lisantismallcap.com.

Securities and Exchange Commission Information
Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's EDGAR database website at www.sec.gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor
Foreside Fund Services, LLC
www.acaglobal.com

Investment Company Act File No. 811-03023

228-PRU-0525

STATEMENT OF ADDITIONAL INFORMATION

Lisanti Small Cap Growth Fund

(ASCGX)

May 1, 2025

Investment Adviser:

Lisanti Capital Growth, LLC

777 Third Avenue, 14th Floor

New York, New York 10017

Account Information and Shareholder Services:

Lisanti Small Cap Growth Fund

P.O. Box 588

Portland, Maine 04112

(800)  441-7031 (toll free)

lisantismallcap.ta@apexgroup.com

www.lisantismallcap.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated May 1, 2025, as it may be amended from time to time (the “Prospectus”), offering shares of the Lisanti Small Cap Growth Fund (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on the Fund’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended December 31, 2024 are included in the Fund’s Form N-CSR and are incorporated into this SAI by reference. Copies of the Fund’s Annual Report and Semi-Annual Report may be obtained without charge and upon request, by contacting Apex Fund Services at the address, telephone number or e-mail address listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on the Fund’s website listed above.

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Foreign Securities	4
D.	Leverage Transactions	5
E.	Illiquid and Restricted Securities	8
F.	Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products	9
G.	Temporary Defensive Position and Cash Investments	10
H.	Cyber-Security Risk	10
I.	Large Shareholder Transaction Risk	10
J.	Market Turbulence	10
INVESTMENT LIMITATIONS		13
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		15
A.	Board of Trustees	15
B.	Principal Officers of the Trust	18
C.	Ownership of Securities of the Adviser and Related Companies	18
D.	Information Concerning Trust Committees	18
E.	Compensation of Trustees and Officers	19
F.	Investment Adviser	19
G.	Distributor	21
H.	Other Fund Service Providers	22
PORTFOLIO TRANSACTIONS		24
A.	How Securities are Purchased and Sold	24
B.	Commissions Paid	24
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	24
D.	Counterparty Risk	25
E.	Transactions through Affiliates	25
F.	Other Accounts of the Adviser	25
G.	Portfolio Turnover	25
H.	Securities of Regular Broker-Dealers	25
I.	Portfolio Holdings	25
PURCHASE AND REDEMPTION INFORMATION		27
A.	General Information	27
B.	Additional Purchase Information	27
C.	Additional Redemption Information	27
TAXATION		29
A.	Qualification for Treatment as a Regulated Investment Company	29
B.	Fund Distributions	30
C.	Foreign Account Tax Compliance Act (“FATCA”)	31
D.	Redemption of Shares	31
E.	Federal Excise Tax	32
F.	Certain Tax Rules Applicable to Fund Transactions	32
G.	Foreign Income Tax	33
H.	Capital Loss Carryovers (“CLCOs”)	33
I.	State and Local Taxes	33
OTHER MATTERS		34
A.	The Trust and its Shareholders	34
B.	Fund Ownership	35
C.	Limitations on Shareholders’ and Trustees’ Liability	35
D.	Proxy Voting Procedures	35

E.	Code of Ethics	36
F.	Registration Statement	36
G.	Financial Statements	36
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” means Lisanti Capital Growth, LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may purchase securities of any rating – investment grade or non-investment grade. Investment grade means rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality. The Fund may purchase unrated securities, if at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”), and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. The Fund may retain securities whose ratings have declined below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose ratings have declined below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, rights and depositary receipts. Common stocks are the most familiar type of equity security. Common stocks generally represent the riskiest investment in a company. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of a company.

Common stocks and preferred stocks represent shares of ownership in a company. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a company’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the value of securities held by the Fund will be affected by changes in the company’s financial condition, economic and political conditions, and the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. Other factors may also affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. The Fund may experience a substantial or complete loss on an equity investment.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. As such, the return on investment in securities of large-cap companies may be less than the return on investment in securities of small- and/or mid-cap companies. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, which at times can be rapid and unpredictable, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector, during market downturns, or by adverse publicity and investor perceptions. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.

Warrants and Rights. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants.

Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument.

The Fund will limit its purchases of warrants to not more than 5% of the value of its net assets. The Fund may also invest up to 5% of its net assets in stock rights.

Investments in warrants and rights also involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant or right is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), among other instruments. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. Further, issuers of securities underlying unsponsored depositary receipts have no obligation to disclose material information in the U.S. Accordingly, available information concerning such an issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

ADRs typically are issued by a United States of America (“U.S.”) bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in the U.S. securities markets. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Also, the securities underlying ADRs typically trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

EDRs are receipts issued by European financial institutions. They are often denominated in a foreign currency and typically trade in Europe. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities.

The Fund will not invest in any depositary receipts that the Adviser deems to be illiquid or for which pricing information is not readily available.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price or formula in the future. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due.

A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Convertible securities have unique investment characteristics in that they generally: (1) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (2) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may adversely impact the Fund.

C. Foreign Securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Foreign issuers are issuers organized and doing business principally outside the United States. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time. The Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution or reinvestment by the Fund. Some foreign brokerage commission and custody fees are higher than in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities may be received and realized in foreign currencies, even though the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Foreign markets have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted. The use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will be inaccurate and/or limit an investment adviser’s ability to implement an investment strategy.

D. Leverage Transactions

The Fund may use leverage to increase potential returns. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowings for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, and entering into reverse repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis.

Leverage involves special risks and may involve speculative investment techniques. The risks of leverage include a higher volatility of the NAV of the Fund’s shares, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leverage and the yield to change, so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced. If the interest expense incurred as a result of leveraging were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate some of its investments at an inappropriate time.

Derivatives. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else (“Reference Asset”), such as securities, commodities, futures, currencies or indexes. All derivatives can create leverage. Accordingly, relatively small price movements in a Reference Asset may result in a substantial loss or gain for the Fund.

Options. Options are derivatives. The Fund may purchase or write (sell) put and call options. A call option is a contract under which the purchaser of the call option, in return for paying a premium, has the right to buy the Reference Asset from the writer of the call option at a specified price (the “exercise price”). The writer of the call option, who received the premium, has the obligation to deliver the Reference Asset or the cash equivalent to the option purchaser upon exercise of the option. The “cash equivalent” is the difference between the exercise price and the (higher) market price. The Fund, as the writer of covered call options, will not benefit from any appreciation of the reference asset above the exercise price. In addition, when purchasing options that expire worthless (i.e., not exercised), the Fund will lose the premium paid.

A put option is a contract under which the purchaser of the put option, in return for paying a premium, obtains the right to sell a Reference Asset to the writer of the put option at the exercise price. The writer of the put option, who received the premium, has the obligation to buy the Reference Asset from the purchaser of the put option or deliver the cash equivalent upon exercise of the option. The “cash equivalent” is the difference between the exercise price and the (lower) market price.

Options have expiration dates - meaning, they expire after a certain period. After the expiration date of an option, the option purchaser no longer has a right to exercise the option. Options normally have expiration dates of between three and nine months from the date written. “American style” options are exercisable at any time prior to the expiration date. “European style” options are exercisable only immediately prior to the expiration date. Writers of American style options have no control over when they may be required to fulfill their obligations under the options contract and thus are exposed to a timing risk.

Options may be traded on a U.S. or non-U.S. exchange or over-the-counter (“OTC”). Exchange-traded options are issued by a clearing organization, and the clearing organization essentially guarantees completion of every exchange-traded options transaction. In contrast, OTC options are contracts between two parties, such as the Fund and a counterparty. The Fund is subject to “Counterparty Risk,” as described below, in connection with OTC options transactions: no party guarantees completion of such transactions; and there is no assurance that the Fund will be able to liquidate any OTC options position at any time prior to expiration. There is no assurance that a liquid market will exist for any options position into which the Fund enters. Even with respect to exchange-traded options, trading may be suspended on the exchange and prevent the Fund from closing out a position.

The premium charged to the purchaser of an option contract typically depends on the market value, if any, of the option as currently traded, the current market price and historic volatility of the Reference Asset, the difference between such market price and the exercise price, the length of the option period and the interest rate environment.

Prior to the exercise and expiration date of an options contract, purchasers and writers of options may close out their options position(s) by entering into an offsetting transaction in the same option series (type, exchange, underlying Reference Asset, exercise price and expiration). A closing purchase transaction cancels out the option writer’s position by means of an offsetting purchase of an identical option. Similarly, a closing sale transaction cancels out an option purchaser’s position by means of an offsetting sale of an identical option.

Transacting in options exposes the Fund to certain risks. For example, the skills and techniques applicable to options trading may not be the same as those applicable to trading securities, and the Fund may be adversely affected by the Adviser’s inability to accurately predict price movements in Reference Assets. To the extent that the Fund uses options on indices to execute its strategy or hedge its portfolio investments, changes in the value of the Reference Asset (i.e., the index) may not correlate perfectly with (predicted) changes in the value of the portfolio. Further, options on foreign currencies are typically settled exclusively in the relevant foreign currency, and their value normally depends on the value of such currency relative to the U.S. dollar. To the extent that the U.S. options markets are closed while the market for the Reference Asset (foreign currency) is open, significant price and rate movements may occur that are not reflected in the U.S. options market.

Options transactions are subject to brokerage commissions or spreads, and the usage of options may result in a higher portfolio turnover rate and increased brokerage costs, which could reduce Fund returns. In addition, the use of options is subject to regulation, including by the SEC and options exchanges. The Fund may engage in options transactions, provided that it: does not hedge more than 50% of the value of its total assets buying put options and writing call options; does not write put options with a value in excess of 25% of total assets; and does not buy call options with a value in excess of 5% of total assets.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities for income to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan and the interest on the collateral securities, less any fees (such as finders or administrative fees) that the Fund pays to arrange the loan. The Fund may share the interest that it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

The Fund may pay fees to arrange for securities loans. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized, and the collateral must have a market value at least equal to the value of the Fund’s loaned securities or, in the case of repurchase agreements, equal to the repurchase price of the securities, in either case plus accrued interest.

Borrowing. The Fund is permitted to borrow from any bank, so long as, immediately after such borrowings, there is an asset coverage of at least 300%. If the asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings within three days (excluding Sundays and holidays) so that asset coverage is at least 300%. Pledging securities and purchasing securities on a when-issued, delayed-delivery or forward-delivery basis are subject to this limitation. The Fund may borrow money from a bank but has adopted a non-fundamental policy to limit borrowings to no more than 5% of total assets, when borrowing to finance the purchase of securities for its portfolio. The Fund may not pledge, mortgage or hypothecate its assets, except it may pledge 5% of its assets to secure permitted indebtedness.

Purchases on Margin. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of transactions and may make margin deposits in connection with permitted transactions in options.

Short Sales. To effect a short sale, a person borrows a security from or through a brokerage firm to make delivery to the buyer. The person is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the person is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

The person may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The person will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the person is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged. The Fund may only make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund. For avoidance of doubt, options transactions are not treated as short sales.

Senior Securities. Senior securities are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. Under Section 18(f)(1) of the 1940 Act, the Fund generally may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank as described in this SAI (see D. Leverage Transactions – Borrowing). In addition, under

Rule 18f-4 under the 1940 Act, the Fund may expose up to 10% of its net assets to derivatives that are senior securities; or it may transact more significantly in such derivatives, subject to a value-at-risk test and the adoption and implementation of a derivatives risk management program. To the extent that the Fund engages in leverage or derivatives transactions that result in it issuing senior securities, it intends to do so in compliance with Rule 18f-4.

CFTC Regulation. An advisor of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) is generally excluded from regulation as a commodity pool operator pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. Under Regulation 4.5 exclusion, a fund’s commodity interests (other than those used for bona fide hedging purposes as defined by the CFTC) must be limited so that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are in the money at the time of purchase) do not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time that the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests. The Fund does not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore, the Advisor does not need to, and does not, rely on the exclusion in CFTC Regulation 4.5 to avoid regulation as a commodity pool operator.

E. Illiquid and Restricted Securities

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that the Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

F. Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products

The Fund at times may invest in shares of other investment companies and exchange-traded funds (“ETFs”), including open-end funds, closed-end funds, business development companies (“BDCs”), and interests in unit investment trusts. BDCs are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDCs invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. The Fund’s investments in BDCs are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

The Fund may invest in investment company securities advised by the Fund’s adviser or sub-adviser. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, because ETFs are traded on an exchange, ETFs are subject to the following risks that do not apply to conventional funds: (1) investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund; (2) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (3) an active trading market for an ETF’s shares may not develop or be maintained; and (4) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally.

There are, however, several exceptions to these “3/5/10 limits.” For example, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies, provided that it and its affiliates limit their investment in an acquired fund to 3% of the acquired fund’s outstanding voting securities and the investing fund limits any sales load it charges to 1.5%. Further, the investing fund must comply with certain redemption and voting restrictions. The Fund may also rely on Rule 12d1-4 under the 1940 Act to invest in acquired funds, and under Rule 12d1-4, acquired funds themselves may invest up to 10% of their assets in other funds.

In addition to investing in other funds, the Fund may invest in exchange-traded products (“ETPs”) other than ETFs, including exchange-traded notes (“ETNs”). ETNs are different from ETFs in that they are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund may also invest in ETPs that are neither ETFs nor ETNs. Such ETPs may be organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts. Such ETPs are not registered under the 1940 Act because they invest in, for example, commodities or currencies rather than securities. If the Fund invests in an ETP, including an ETN, it will be subject to substantially similar risks as are discussed above regarding ETFs. Notably, however, the 3/5/10 limits only apply to ETPs that are ETFs. Other types of ETPs are not subject to the 3/5/10 limits. There are, however, other risks associated with investments in ETPs, which, are detailed below in “Taxation - Certain Tax Rules Applicable to the Fund’s Transactions.”

G. Temporary Defensive Position and Cash Investments

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents in money market instruments. The Fund also may invest in money market instruments to increase liquidity or to provide collateral for margin and similar purposes. Such investments typically offer less potential for gain than other types of investments and may prevent the Fund from achieving its investment objective.

“Money market instruments” are U.S. government securities and high-quality, short-term debt securities that typically have remaining maturities of one year or less. Securities will be considered “high-quality” if they are rated in one of the two highest short-term rating categories or, if not rated, determined by the Advisor to be of comparable quality. Money market instruments include certain U.S. government and agency securities, short-term corporate securities and commercial paper, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes, money market funds and repurchase agreements collateralized by the foregoing.

Although money market instruments usually have fixed rates of return, the Fund may invest in money market instruments that have variable or floating rates of interest, such as master demand notes. Master demand notes permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Generally, these obligations are not traded, nor is there an established secondary market for them. To the extent that a demand note does not have a seven-day or shorter demand feature and there is no readily available market for it, it will be treated by the Fund as an illiquid security.

H. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

I. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

J. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in the Fund. Market volatility may result from varied predictable and unpredictable factors. The impact of infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries.

The impact of epidemics and/or pandemics may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time. Epidemics and pandemics that may arise in the future could result in volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect the Fund’s performance, resulting in losses to your investment.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful storms and/or an increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. The current U.S. administration may focus regulatory and public works projects around climate change concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/ or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries in the future. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. Apparently stable systems have experienced and may again experience periods of disruption and/or improbable reversals of policy. These events have resulted in, and could continue to result in, significant market disruptions, a reordering of global relationships, strain on global supply chains, inflation and a slowing of global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries directly or indirectly affected by the invasion, the ongoing war between Russia and Ukraine and/or efforts to reestablish peace in the region, which may have collateral impacts across Europe and globally.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “The vote of a majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the vote, at the annual or a special meeting of the security holders of the Fund duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is the less.

The Fund’s investment objective is a fundamental policy and therefore may not be changed without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the fundamental policy relating to borrowing money, set forth in section (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

8. Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

With respect to the fundamental policy relating to borrowing money set forth in section (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to 33⅓% of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in section (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in section (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in section (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in section (1) above.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series. As a result, the term “Fund Complex” applies only to the Fund.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. An Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled meetings each year, which are normally expected to be in person. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, 190 Middle Street, Suite 101, Portland, Maine 04101. John Y. Keffer, a former Trustee of the Trust, has been appointed as a Trustee Emeritus by the Board. As Trustee Emeritus, Mr. Keffer will not have a vote with respect to Trust matters; however, Mr. Keffer may attend Board meetings.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017, and since 2023; Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) 2017-2021.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Karen Shaw Born: 1972	Trustee	Since 2023	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	1	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Karen Shaw is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her roles as Treasurer and Principal Financial Officer of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He has served as chief financial officer for several non-governmental organizations and a publicly-listed integrated media company. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Karen Shaw: Ms. Shaw has extensive experience in the fund services industry, including management roles in mutual fund operations, financial and regulatory reporting. Ms. Shaw’s experience also includes testing and implementation, project management and client management. Ms. Shaw has a deep understanding of pooled investment products, including mutual fund governance, operations and reporting.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser, as valuation designee, carries out its fair valuation responsibilities pursuant to and procedures approved by the Board. The Adviser, as valuation designee, reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the valuation policies and procedures; and carries out any other functions designated to the Adviser relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex as of December 31, 2024.

Trustees	Dollar Range of Beneficial Ownership in the Fund	Aggregate Dollar Range of Ownership in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Karen Shaw	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, 190 Middle Street, Suite 101, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Zachary Tackett Born: 1988	President; Principal Executive Officer; Anti-Money Laundering Compliance Officer; Identity Theft Prevention Officer	President and Principal Executive Officer since 2023; Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer since 2014; Vice President and Secretary, 2014-2023	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer and Vice President	Chief Compliance Officer 2008-2016 and 2021-current; Vice President since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Lindsey Dorval Born: 1981	Vice President; Secretary	Since 2023	Counsel, Apex Funds Services since 2020.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2024, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker, Moyer, and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended December 31, 2024, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker, Moyer, and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended December 31, 2024, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker, Moyer, and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2024, the QLCC did not meet.

E. Compensation of Trustees and Officers

For the year ended December 31, 2024, each Trustee was paid an annual fee of $45,000 for service to the Trust, and the Chairman of the Board was paid an annual fee of $55,000. The Chairman of the Audit Committee was paid an additional annual fee of $2,000. Effective January 1, 2025, each Independent Trustee’s annual retainer is $60,000 ($70,000 for the Chairman), and the Audit Committee Chairman receives an additional $5,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended December 31, 2024.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$2,833	N/A	$2,833
Mark D. Moyer	$2,421	N/A	$2,421
Jennifer Brown-Strabley	$2,318	N/A	$2,318
Interested Trustee
Karen Shaw	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is 52% owned by Ms. Mary Lisanti, portfolio manager of the Fund, and 48% owned by Dinosaur Group Holdings, LLC, a Delaware limited liability company.

Information Concerning Accounts Managed by Portfolio Manager. The following table provides information regarding other accounts managed by the portfolio manager as of December 31, 2024:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mary Lisanti	None	1 account $49.7 million	20 accounts $349.7 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline.

●	If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s policies and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s investment process and its Fund and/or other accounts, the Adviser’s investment management team services are typically applied collectively to the management of all the funds and/or other accounts following the same strategy.

Compensation of the Adviser’s portfolio manager is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. For the fiscal year ended December 31, 2024, Ms. Lisanti’s compensation is paid by the Adviser and is comprised of a fixed cash salary. As an owner of Lisanti Capital Growth, LLC, Ms. Lisanti also receives a percentage of the firm's after tax profits.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding the portfolio manager’s ownership in the Fund as of December 31, 2024:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2024
Mary Lisanti	$50,001 - $100,000

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.95% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has voluntarily agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.99%. This expense limitation will continue on a voluntary basis at the Adviser’s discretion, based on consultation with the Board of Trustees.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment or mistake of law, or any event whatsoever except for lack of good faith or by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 401, Portland, Maine 04101, acts as the agent of the Trust in connection with the continuous offering of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee from the Adviser’s own resources for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex Fund Services and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), the Fund pays Apex Fund Services a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex Fund Services certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that the other party has not cured the breach within that notice period. Under the Services Agreement, Apex Fund Services is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex Fund Services will not be liable to a shareholder for any loss incurred due to a NAV difference if that difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund by its shareholders.

As Administrator, Apex Fund Services administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in the manner and to the extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, and the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex Fund Services provides a Principal Executive Officer, a Principal Financial Officer, the CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 190 Middle Street, Suite 101, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex Fund Services provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 1155 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen & Co”), 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Cohen & Co audits the annual financial statements of the Fund, provides the Fund with an audit opinion and reviews certain regulatory filings of the Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Co, provides tax services as requested.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

Table 4 in Appendix B lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, are excluded from the calculation of portfolio turnover rate. The Fund’s turnover decreased from 2024 to 2025 as a result of the Adviser’s efforts to limit downside and dampen volatility in response to market volatility during the year, and reposition certain aspects of the portfolio to reduce exposure to, and limit risk associated with, higher multiple and higher growth stocks that were perceived as out of favor in a rapidly changing market environment.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended December 31, 2024.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain nonpublic and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-PORT, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund’s portfolio holdings through the Fund’s website. The Fund’s top ten holdings information is released no later than 10 days after the quarter ends. The Fund’s full portfolio holdings information is released no earlier than 30 days after the quarter ends.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees and the Fund’s independent registered public accounting firm may receive similar information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information will be required to agree in writing to: (a) keep the information confidential; (b) use it only for agreed-upon purposes; and (c) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Confidentiality agreements entered into for the receipt of nonpublic information typically will also provide, among other things, that the Recipient: (i) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (ii)    will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (iii) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (x) the holdings information will be kept confidential; (y) no employee will use the information to effect trading or for their personal benefit; and (z) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer will report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and will include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes and other similar policies that address conflicts of interest arising from the misuse of this information.

The Adviser, the Administrator and the Distributor must inform a Trust officer if they identify any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. These conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v) the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in kind, the redeeming shareholder may incur transaction costs to dispose of the securities and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities.

NAV Determination. The offering price for Fund shares is at their current NAV. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the last reported sales price or the official closing price from the primary exchange where the security is listed, as provided by an independent pricing service or, if no sales price is reported, the mean of the last bid and ask prices. If market quotations are not readily available or the Fund reasonably believes that they are unreliable, then securities are valued at fair value, as determined by the Adviser, in its capacity as the valuation designee. For further information, see the “General Information” section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is December 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that meets certain qualifying income but derives less than 90% of its gross income from sources described in clause (1).

The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for a non-corporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income” and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

G. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

H. Capital Loss Carryovers (“CLCOs”)

The Fund may have capital loss carryovers (“CLCOs”) for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund’s financial statements. Any such losses may not be carried back.

I. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

OTHER MATTERS

A. The Trust and its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares represent equal proportionate interests in the assets of that Fund only and have equal dividend, distribution, liquidation and voting rights, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by such class. Fractional shares have those rights proportionately. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Pursuant to Delaware law, the Trust Instrument places certain limitations on the ability of shareholders to bring derivative actions on behalf of the Trust and certain direct claims. These limitations include, but are not limited to: (i) a pre-suit demand must be made on the Board; (ii) to the maximum extent permitted by law, the demand must be executed by at least three unaffiliated and unrelated shareholders who hold shares representing 10% or more of the all shares issued and outstanding or of the series or classes to which such an action relates, if it does not relate to all series and classes thereof; (iii)    the Trustees will consider such a request within a time frame that the Trustees in their discretion consider reasonable and appropriate; (iv) the Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and, to the maximum extent permitted by law, will require an undertaking by the shareholder (or shareholders) making the request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring the action; (v) to the maximum extent permitted by law, any decision by the Trustees relating to the matter will be final and binding upon the shareholder, and judicially unreviewable; (vi) to the maximum extent permitted by law, a shareholder may bring a direct action or claim only if the shareholder (or group of shareholders) has suffered an injury distinct from that suffered by shareholders of the Trust or the relevant series or a class thereof generally; and (vii) to the maximum extent permitted by law, a shareholder may bring a direct action or claim predicated upon an express or implied right of action under the Trust Instrument or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), only if the shareholder (or group of shareholders) has obtained authorization from the Trustees to bring the action or claim.

The Trust Instrument also places limitations on the forum in which claims against the Trust may be heard. Unless the Board consents in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, related to or in connection with the Trust Instrument, including without limitation any claim of any nature against the Trust, any series or class, the Trustees or officers of the Trust, or a service provider will be brought exclusively in the Delaware Court of Chancery to the extent that court has subject matter jurisdiction over the action or claims asserted and otherwise in the courts of the State of Delaware to the extent there is subject matter jurisdiction in those courts for the claims asserted. Accordingly, shareholders may have to bring suit in what they may consider to be an inconvenient and potentially less favorable forum. These limitations described above relating to derivative actions and choice of forum do not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April 5, 2025, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April 5, 2025, certain shareholders listed in Table 6 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

As of April 5, 2025, no shareholder owned of record or beneficially 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit and, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. Further, for payment of any claim against the Trust or a Fund, a party may only look to the assets of, respectively, the Trust or the Fund.

Accordingly, the Trust Instrument, among other things, provides for indemnification out of a fund’s property of any shareholder held personally liable for the obligations of the Fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund. Thus, the risk of a shareholder incurring financial loss as a result of being a shareholder is limited.

The liability of Trustees is similarly limited. The Trust Instrument provides that the Trustees shall not be liable provided that a Trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders are not intended to be third-party beneficiaries of Fund contracts, and the Trust Instrument establishes certain procedures and limitations regarding shareholder lawsuits brought on behalf of the Trust, which are described above in "Shareholder Voting and Other Rights."

D. Proxy Voting Procedures

The Trust’s and the Adviser’s proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (800) 441-7031 (toll free); and (2) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the period ended June 30 is available on the Fund’s website at www.lisantismallcap.com.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 2024 are incorporated into this SAI by reference to the Fund’s Annual Report to shareholders. The Fund’s Financial Statements and Financial Highlights have been audited by Cohen & Co, an independent registered public accounting firm.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by S&P Global Ratings.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA   - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk present.

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories signal either a higher level of credit risk or that a default already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that there is a very low margin for safety, and that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘CCC’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/ or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data are for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
December 31, 2024	$259,054	$198,773	$60,281
December 31, 2023	$512,013	$256,950	$255,063
December 31, 2022	$804,686	$223,139	$581,547

Table 2 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data are for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
December 31, 2024	$160,000	$101,819	$58,181
December 31, 2023	$160,000	$0	$160,000
December 31, 2022	$160,000	$0	$160,000

Table 3 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data are for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
December 31, 2024	$123,693	$0	0%	0%
December 31, 2023	$657,842	$0	0%	0%
December 31, 2022	$678,521	$0	0%	0%

Table 4 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data are for the fiscal year ended December 31, 2024.

Amount Directed	Amount of Commissions Generated
$130,861,969	$123,693

Table 5 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers-dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of December 31, 2024.

Regular Broker or Dealer	Value of Securities Held

None	N/A

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Table 6 – Control Persons and 5% Shareholders

The following table lists as of April 5, 2025: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to be a control person of the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund. The Fund believes that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

Name	% of Fund
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	26.73%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	9.43%
CHARLES SCHWAB CO INC MUTUAL FUND SPL CSTDY A-C 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	8.03%
CARYN R TUCKERMAN NEW YORK, NY 10021	5.50%

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APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds

Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

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The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D – ADVISER PROXY VOTING PROCEDURES

Lisanti Capital Growth, LLC

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

A. Introduction

These Policies and Procedures for Shareholder Voting have been adopted by Lisanti Capital Growth, LLC (hereafter referred to as “Lisanti”) with respect to the voting of proxies on behalf of the accounts and investment companies (“clients”) over which Lisanti has discretionary voting authority. In voting proxies, it is the policy of Lisanti to ensure that proxies are voted in a manner that is consistent with the best interests of its clients, to provide its clients with proxy voting policies and procedures upon request and to ensure information is maintained regarding how the firm voted with respect to client securities.

B. Responsibilities / Proxy Committee

The Proxy Committee comprised of Mary Lisanti, Monique Schulman, Kit Yee Martin and Peter O’Connor, is responsible for oversight of Lisanti’s and proxy voting program. The Proxy Administrators, Mary Lisanti, Peter O’Connor, and Kit Yee Martin, are responsible for monitoring corporate actions, monitoring voting decisions and ensuring that proxies are submitted in a timely manner. Rule 206(4)- 6 under the Investment Advisers Act requires advisers to adopt proxy voting policies and procedures, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies. In addition, amendments to Rule 204-2 require advisers to maintain certain records.

C. Proxy Voting

In those circumstances in which Lisanti has proxy voting authority for clients, Lisanti uses an independent proxy voting service, Institutional Shareholder Services, Inc. (ISS) to research, recommend and vote proxies in accordance with the ISS Proxy Voting Guidelines as set forth in the link in Section I below. The Proxy Committee at Lisanti monitor the recommendations made by ISS and have the ability to change the vote if the recommendation is determined to not be in the best interest of a client. Any override of an ISS recommendation would occur only when Lisanti believes that it would be in the best interest of the client to do so. Such a change, and the reasoning behind it, would be documented appropriately.

D. Conflicts of Interest

Lisanti recognizes that under certain circumstances a conflict of interest may arise in voting proxies on behalf of a client. A “conflict of interest” means any circumstance when Lisanti (including officers and employees) knowingly does business with (e.g., manages the issuer’s assets, administers the issuers employee benefit plan) or receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore may appear to have a conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. If Lisanti believes that it has a conflict of interest with respect to voting proxies on behalf of the Fund, it will default to ISS’s recommendations for the particular situation and will not have the ability to override the recommendations.

E. Abstention

Lisanti may abstain from voting proxies in certain circumstances. Lisanti may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best interest of the shareholder, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when costs to shareholder to affect a vote would be uneconomic relative to the value of the shareholders investment in the issuer.

F. Recordkeeping

Lisanti will maintain files relating to its proxy voting policies and procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with the records for the first two years kept in Lisanti’s principal office. Records of the following will be included in the files:(i) copies of Lisanti’s proxy voting policies and procedures, and any amendments; (ii) copies of any documents Lisanti created that were material to making a decision how to vote proxies, or that memorialize that decision; and (iii) copies of each written

D-1

client request for information on how Lisanti voted the client’s proxies. Lisanti will rely on ISS to maintain, on Lisanti’s behalf, proxy statements received regarding client securities and records of votes cast on behalf of clients.

G. Reviews of Proxy Voting Service Provider

Before engaging a proxy voting service provider and annually thereafter, Lisanti shall review the performance of the provider and confirm that the provider has the capacity and competency to adequately provide the relevant proxy services. Such reviews shall consider matters such as the provider’s proxy voting guidelines and, if applicable, changes to such guidelines, research capabilities, experience and client base, conflict identification, mitigation and disclosure processes, organizational and/or ownership changes, administrative capabilities and/or historical performance related to such services. Lisanti shall document such reviews.

H. Annual Review

A proxy committee has been formed by Lisanti to oversee Lisanti’s proxy voting program. In addition, Lisanti has designated “Proxy Administrators” who are responsible for monitoring corporate actions, monitoring voting decisions and ensuring that proxies are submitted in a timely manner, and reviewing ISS’s proxy voting records. At least annually, the Proxy Administrators will review a random sample of votes to ensure all available shares are voted in accordance with ISS’s policies. The Proxy Administrators will review the votes periodically to ensure all proxies are voted, and will review ISS’s policies and any changes and report to the committee. The committee will review the data provided by the Proxy Administrators at least annually.

I. Disclosure

Lisanti will disclose in its Form ADV Part II that its clients may contact Lisanti by telephone and provide a number to obtain information on how Lisanti voted such client’s proxies and to request a copy of these policies and procedures. Further, a concise summary of these Policies and Procedures for Shareholder Voting will be included in Lisanti’s Form ADV Part II, and will be updated whenever the policies and procedures are amended.

The ISS Voting Policies are available for review at the following link:

https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf

These are guidelines and are not exhaustive of all of the issues that may come before Lisanti. Therefore, there may be cases in which the final vote cast on a particular issue before a company’s shareholders varies from, or may be inconsistent with, the guidelines due to a close examination of the merits of the proposal and consideration of recent and company-specific information. Any vote will be in the best interest of our clients.

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PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)		Trust Instrument of Registrant as amended and restated on September 8, 2016 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).

(b)		By-Laws of Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(c)		See Sections 2.04, 2.07, 4.07, and 11.13 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2)(A) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).

	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 431 via EDGAR on October 28, 2013, accession number 0001435109-13-000478).

	(4)(A)	Appendix A to the Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4)(A) in post-effective amendment No. 658 via EDGAR on October 25, 2019, accession number 0001398344-19-018494).

	(5)	Investment Advisory Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(5)(A)

Appendix A to the Investment Advisory Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 607 via EDGAR on April 25, 2018, accession number 0001398344-18-005981).

	(6)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).

	(6)(A)	Appendix to the Investment Advisory Agreement between Registrant and Auxier Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(6)(A) in post-effective amendment No. 554 via EDGAR on October 26, 2016, accession number 0001435109-16-002143).

	(8)	Investment Advisory Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 699 via EDGAR on December 20, 2021, accession number 0001398344-21-024167).

	(9)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)	Novation dated May 31, 2017 to the Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).

	(3)	Novation dated September 30, 2021 to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated September 30, 2021 (Exhibit incorporated by reference as filed as Exhibit (e)(3) in post-effective amendment No. 697 via EDGAR on October 22, 2021, accession number 0001398344-21-020224).

	(3)(A)	Amended Appendix to the Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.

(f)		None.

(g)	(1)	Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(1) in post-effective amendment No. 697 via EDGAR on October 22, 2021, accession number 0001398344-21-020224).

	(1)(A)	Amended Appendix dated July 16, 2021 to the Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(2)(A) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

	(1)(B)	Assignment dated June 11, 2021 between Forum Funds, MUFG Unions Bank, N.A. and U.S. Bank, N.A., to the Custodian Agreement between Registrant and MUFG Union Bank, N.A. dated June 15, 2012 (Exhibit incorporated by reference as filed as Exhibit (g)(2)(B) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

	(1)(B)(i)	Amended Appendix to the Custodian Agreement between Registrant and US Bank National Association is filed herewith.

	(3)	Custodian Agreement between Registrant and Northern Trust, dated June 30, 2021 (Exhibit incorporated by reference as filed as Exhibit (g)(5) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (g)(5) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

	(1)(A)	Amendment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as Exhibit (h)(1)(A) in post-effective amendment No. 729 via EDGAR on April 17, 2024, accession number 0001398344-24-007301).

	(1)(A)(i)	Amended Appendix to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) is filed herewith.

	(1)(B)	Amended Fee Waiver Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as Exhibit (h)(1)(B) in post-effective amendment No. 736 via EDGAR on December 19, 2024, accession number 0001398344-24-023430).

	(2)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(3)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Lisanti Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 735 via EDGAR on October 24, 2024, accession number 0001398344-24-019363).

	(5)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 734 via EDGAR on October 22, 2024, accession number 0001398344-24-019146).

	(6)	Expense Limitation Agreement between Registrant and Beck Mack + Oliver (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 732 via EDGAR on July 25, 2024, accession number 0001398344-24-013074).

	(8)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(8) in post-effective amendment No. 736 via EDGAR on December 19, 2024, accession number 0001398344-24-023430).

	(9)	Expense Limitation Agreement between Registrant and Monongahela Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 733 via EDGAR on August 26, 2024, accession number 0001398344-24-015451)

	(10)	Expense Limitation Agreement between Registrant and Polaris Capital Management LLC as filed as Exhibit (h)(10) in post-effective amendment No. 729 via EDGAR on April 19, 2024, accession number 0001398344-24-007402)

	(12)	Participating Fund Agreement between Registrant and ReFlow Fund, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 735 via EDGAR on October 24, 2024, accession number 0001398344-24-019363).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of Cohen & Company, Ltd. is filed herewith.

(k)		None.

	(1)	Consent of Auditor of Mohican VCA Fund, LP (Exhibit incorporated by reference as filed as Exhibit (k)(1) in post-effective amendment No. 588 via EDGAR on August 10, 2017, accession number 0001435109-17-000562).

(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (l)(13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)	Registrant’s Amended and Restated Rule 12b-1 Plan dated December 12, 2012 (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

	(1)(A)	Amended Appendix A to the Rule 12b-1 Plan adopted by Registrant is filed herewith.

(n)		Registrant’s Rule 18f-3 Plan dated June 14, 2013, as most recently amended and restated on September 9, 2021 (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 697 via EDGAR on October 22, 2021, accession number 0001398344-21-020224).

(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

	(2)	Code of Ethics adopted by H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

	(3)	Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 692 via EDGAR on July 20, 2021, accession number 0001398344-21-014605).

	(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 689 via EDGAR on April 21, 2021, accession number 0001398344-21-008370).

	(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 735 via EDGAR on October 24, 2024, accession number 0001398344-24-019363).

	(6)	Code of Ethics adopted by Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

	(7)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 632 via EDGAR on December 19, 2018, accession number 0001398344-18-018174).

	(8)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

	(10)	Code of Ethics adopted by MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(10) in post-effective amendment No. 736 via EDGAR on December 19, 2024, accession number 0001398344-24-023430).

	(11)	Code of Ethics adopted by Monongahela Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

Other Exhibits:

(A)	Powers of Attorney for Jennifer Brown-Strabley, Mark D. Moyer, and David Tucker, Trustees of Registrant (Exhibit incorporated by reference as filed as Exhibit (A) in post-effective amendment No. 640 via EDGAR on July 17, 2019, accession number 0001398344-19-012051).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Monongahela Capital Management, Inc. includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc. and Polaris Capital Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

(b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Capital Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations and under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply. With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC and H.M. Payson & Co. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor

(“Distributor Claims”). After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Lisanti Capital Growth, LLC

With respect to Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC

(File No. 801-62639). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(b) Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(c) Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-482). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(d) D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(e) H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(f) MAI Capital Management, LLC

With respect to MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC), the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(g) Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(h) Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.	124.	Point Bridge America First ETF, Series of ETF Series Solutions
2.	ABS Long/Short Strategies Fund	125.	Precidian ETFs Trust
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers	126.	Preferred-Plus ETF, Series of Listed Funds Trust
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers	127.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers	128.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers	129.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
7.	AdvisorShares Trust	130.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
8.	AFA Private Credit Fund	131.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
9.	AGF Investments Trust	132.	Renaissance Capital Greenwich Funds
10.	AIM ETF Products Trust	133.	Reynolds Funds, Inc
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust	134.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund	135.	RiverNorth Patriot ETF, Series of Listed Funds Trust
13.	American Century ETF Trust	136.	RMB Investors Trust
14.	Amplify ETF Trust	137.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust	138.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust	139.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust	140.	Roundhill Cannabis ETF, Series of Listed Funds Trust
18.	ARK ETF Trust	141.	Roundhill ETF Trust
19.	ARK Venture Fund	142.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
20.	Bitwise Funds Trust	143.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
21.	BondBloxx ETF Trust	144.	Roundhill Video Games ETF, Series of Listed Funds Trust

22.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust	145.	Rule One Fund, Series of World Funds Trust
23.	Bridgeway Funds, Inc.	146.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
24.	Brinker Capital Destinations Trust	147.	Six Circles Trust
25.	Brookfield Real Assets Income Fund Inc.	148.	Sound Shore Fund, Inc.
26.	Build Funds Trust	149.	SP Funds Trust
27.	Calamos Convertible and High Income Fund	150.	Sparrow Funds
28.	Calamos Convertible Opportunities and Income Fund	151.	Spear Alpha ETF, Series of Listed Funds Trust
29.	Calamos Dynamic Convertible and Income Fund	152.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
30.	Calamos Global Dynamic Income Fund	153.	STF Tactical Growth ETF, Series of Listed Funds Trust
31.	Calamos Global Total Return Fund	154.	Strategic Trust
32.	Calamos Strategic Total Return Fund	155.	Strategy Shares
33.	Carlyle Tactical Private Credit Fund	156.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
34.	Cascade Private Capital Fund	157.	Tekla World Healthcare Fund
35.	Catalyst Strategic Income Opportunities Fund	158.	Tema ETF Trust
36.	CBRE Global Real Estate Income Fund	159.	The 2023 ETF Series Trust
37.	Center Coast Brookfield MLP & Energy Infrastructure Fund	160.	The 2023 ETF Series Trust II
38.	Clifford Capital Partners Fund, Series of World Funds Trust	161.	The Cook & Bynum Fund, Series of World Funds Trust
39.	Cliffwater Corporate Lending Fund	162.	The Community Development Fund
40.	Cliffwater Enhanced Lending Fund	163.	The Finite Solar Finance Fund
41.	Cohen & Steers ETF Trust	164.	The Private Shares Fund
42.	Cohen & Steers Infrastructure Fund, Inc.	165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
43.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers	166.	Third Avenue Trust
44.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series	167.	Third Avenue Variable Series Trust
45.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers	168.	Tidal ETF Trust
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust	169.	Tidal Trust II
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust	170.	Tidal Trust III
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust	171.	TIFF Investment Program
49.	Davis Fundamental ETF Trust	172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

50.	Defiance Connective Technologies ETF, Series of ETF Series Solutions	173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
51.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions	174.	Timothy Plan International ETF, Series of The Timothy Plan
52.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions	175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
53.	Defiance Quantum ETF, Series of ETF Series Solutions	176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
54.	Denali Structured Return Strategy Fund	177.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
55.	Dividend Performers ETF, Series of Listed Funds Trust	178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
56.	Dodge & Cox Funds	179.	Total Fund Solution
57.	DoubleLine ETF Trust	180.	Touchstone ETF Trust
58.	DoubleLine Income Solutions Fund	181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
59.	DoubleLine Opportunistic Credit Fund	182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
60.	DoubleLine Yield Opportunities Fund	183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
61.	DriveWealth ETF Trust	184.	T-Rex 2x Long Ether Daily Target ETF
62.	EIP Investment Trust	185.	TrueShares Active Yield ETF, Series of Listed Funds Trust
63.	Ellington Income Opportunities Fund	186.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
64.	ETF Opportunities Trust	187.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
65.	Evanston Alternative Opportunities Fund	188.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
66.	Exchange Listed Funds Trust	189.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
67.	Exchange Place Advisors Trust	190.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
68.	FlexShares Trust	191.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
69.	Forum Funds	192.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
70.	Forum Funds II	193.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
71.	Forum Real Estate Income Fund	194.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust	195.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust

73.	Grayscale Funds Trust	196.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
74.	Guinness Atkinson Funds	197.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
75.	Harbor ETF Trust	198.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
76.	Harris Oakmark ETF Trust	199.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
77.	Hawaiian Tax-Free Trust	200.	U.S. Global Investors Funds
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust	201.	Union Street Partners Value Fund, Series of World Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust	202.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust	203.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
81.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust	204.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
82.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust	205.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
83.	IDX Funds	206.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
84.	Innovator ETFs Trust	207.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
85.	Ironwood Institutional Multi-Strategy Fund LLC	208.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
86.	Ironwood Multi-Strategy Fund LLC	209.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
87.	Jensen Quality Growth ETF, Series of Trust for Professional Managers	210.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
88.	John Hancock Exchange-Traded Fund Trust	211.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
89.	Kurv ETF Trust	212.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
90.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust	213.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
91.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers	214.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
92.	Mairs & Power Growth Fund, Series of Trust for Professional Managers	215.	VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
93.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers	216.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
94.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers	217.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

95.	Manor Investment Funds	218.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
96.	Milliman Variable Insurance Trust	219.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
97.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	220.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
98.	Morgan Stanley ETF Trust	221.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
99.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds	222.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
100.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds	223.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
101.	Morningstar Funds Trust	224.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
102.	Mutual of America Investment Corporation	225.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
103.	NEOS ETF Trust	226.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
104.	Niagara Income Opportunities Fund	227.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
105.	NXG Cushing® Midstream Energy Fund	228.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
106.	NXG NextGen Infrastructure Income Fund	229.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
107.	Opal Dividend Income ETF, Series of Listed Funds Trust	230.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
108.	OTG Latin American Fund, Series of World Funds Trust	231.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
109.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust	232.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
110.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust	233.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
111.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust	234.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
112.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust	235.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
113.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust	236.	Virtus Stone Harbor Emerging Markets Income Fund

114.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust	237.	Volatility Shares Trust
115.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust	238.	WEBs ETF Trust
116.	Palmer Square Funds Trust	239.	Wellington Global Multi-Strategy Fund
117.	Palmer Square Opportunistic Income Fund	240.	West Loop Realty Fund, Series of Investment Managers Series Trust
118.	Partners Group Private Income Opportunities, LLC	241.	Wilshire Mutual Funds, Inc.
119.	Performance Trust Mutual Funds, Series of Trust for Professional Managers	242.	Wilshire Variable Insurance Trust
120.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers	243.	WisdomTree Digital Trust
121.	Perkins Discovery Fund, Series of World Funds Trust	244.	WisdomTree Trust
122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust	245.	AI Octagon Floating Rate & Alternative Income Term Trust
123.	Plan Investment Fund, Inc.

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter.

The Distributor’s main business address is 190 Middle Street, Suite 401, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 401, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 401, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 401, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 401, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	190 Middle Street, Suite 401, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 401, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 401, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

ITEM 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), 190 Middle Street, Suite 101, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on April 21, 2025.

Forum Funds

/s/ Zachary Tackett
Zachary Tackett, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on April 21, 2025.

(a)	Principal Executive Officer

/s/ Zachary Tackett
Zachary Tackett
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer (Principal Accounting Officer)

(c)	A majority of the Trustees

/s/ Karen Shaw
Karen Shaw, Trustee

Jennifer Brown-Strabley, Trustee*
Mark Moyer, Trustee*
David Tucker, Trustee*

By:	/s/ Zachary Tackett
Zachary Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(e)(3)(A)	Amended Appendix to the Distribution Agreement between Registrant and Foreside Fund Services, LLC is filed herewith.
(g)(1)(B)(i)	Amended Appendix to the Custodian Agreement between Registrant and MUFG Union Bank, N.A. is filed herewith.
(h)(1)(A)(i)	Amended Appendix to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) is filed herewith.
(m)(1)(A)	Amended Appendix A to the Rule 12b-1 Plan adopted by Registrant is filed herewith.
(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Consent of Cohen & Company, Ltd. is filed herewith.